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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) APRIL 13, 2001
                                                        ------------------

                               MIRANT CORPORATION
                            -----------------------
             (Exact name of registrant as specified in its charter)

            Delaware                             001-16107                         58-2056305
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
  (State or other jurisdiction               (Commission File             (IRS Employer Identification
        of incorporation)                         Number)                             No.)


    1155 Perimeter Center West, Suite 100, Atlanta, Georgia                            30338
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           (Address of principal executive offices)                                 (Zip Code)
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Registrant's telephone number, including area code          (678) 579-5000
                                                     ---------------------------


                                       N/A
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         (Former name or former address, if changed since last report.)



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Item 9.      REGULATION FD DISCLOSURE

         The information in this Current Report on Form 8-K, including the exhibits listed below, is being furnished, not filed, pursuant to Regulation
FD. The information in this report and in such exhibits shall not be incorporated by reference into any registration statement filed pursuant to the Securities Act of 1933, as amended (the "Securities Act"). The furnishing of the information in this report and in such exhibits is not intended to, and does not, constitute a determination or admission that the information in this report is material, or that you should consider this information before making an investment decision with respect to any security of Mirant
Corporation ("Mirant") or its subsidiaries.

         The information furnished in this Current Report on Form 8-K and in such exhibits relates to Mirant Americas Generation, Inc. ("Mirant
Generation"), an indirect wholly owned subsidiary of Mirant. Information related to Mirant Generation set forth herein and in such exhibits presents
Mirant Generation as an independent company. You should not assume that the information is indicative or meaningful with respect to Mirant taken as a whole or with respect to any of its other affiliates. Further, this information is not necessarily indicative of Mirant Generation's impact on Mirant's business, financial condition or prospects. For example, Mirant
Generation's financial statements do not take into account, among other things, the elimination and consolidation adjustments reflected in Mirant's consolidated financial statements as reported on its Annual Report on Form
10-K. In addition, Mirant does not make any representation or warranty as to the accuracy or completeness of any of the information in this report, including the exhibits.

             99.1     Information Relating to Mirant Americas Generation, Inc.
             99.2 Independent Engineer's Report Dated April 13, 2001, prepared by R.W. Beck Inc.
             99.3     Supplement to the Independent Engineer's Report Dated
                      April 13, 2001, prepared R.W. Beck Inc.
             99.4     Independent Market Expert's Report for the Mirant Americas
                      Generation, Inc. Portfolio of Generation Assets Dated
                      March 12, 2001, prepared by PA Consulting Group.


           CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

The information in this Current Report on Form 8-K, including the exhibits hereto, includes forward-looking statements in addition to historical information. These forward-looking statements involve known and unknown risks and relate to future events, Mirant's and Mirant Generation's future financial performance or projected business results. In some cases, such forward-looking statements may be identified by terminology such as "may,"
"will," "should," "expects," "plans,"

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"anticipates," "predicts," "potential" or "continue" or the negative of these terms or other comparable terminology.

         Forward-looking statements are only statements of intent, belief or expectation. Actual events or results may differ materially from any forward-looking statement as a result of various factors. These factors include:

- legislative and regulatory initiatives regarding deregulation and restructuring of the electric utility industry;

- the extent and timing of the entry of additional competition in the markets of Mirant, Mirant Generation and their subsidiaries and affiliates;

- potential business strategies, including acquisitions or dispositions of assets or internal restructuring;

- state, federal and other rate regulations in the United States;

- changes in or application of environmental and other laws and regulations to which Mirant, Mirant Generation and their subsidiaries and affiliates are subject;

- political, legal and economic conditions and developments in the United
  States;

- financial market conditions and the results of Mirant's and Mirant
  Generation's financing efforts;

- changes in commodity prices and interest rates;

- weather and other natural phenomena;

- the performance of projects undertaken and the success of Mirant's and Mirant Generation's efforts to invest in and develop new opportunities;

- unanticipated developments in the California power markets, including unanticipated governmental intervention, deterioration in the financial condition of counterparties, default on receivables due, adverse results in current or future litigation and adverse changes in the tariffs of the California Power Exchange Corporation or California Independent System
  Operator Corporation; and

- other factors, including risks described in Mirant's SEC filings and the risks described in Exhibit 99.1 (see Risk Factors).

         Mirant does not endorse or adopt any of these forward-looking statements and does not make any representation or warranty as to the accuracy or completeness of the expectations expressed in the forward-looking statements. In addition, Mirant does not give any assurance as to future results, events, levels of activity, performance or achievements. Mirant does not undertake any duty to update or revise any forward-looking statement after the date of this report, whether as a result of new information, future events or otherwise.

The information in this Current Report on Form 8-K does not constitute a sale, an offer to sell or the solicitation of an offer to buy any security.



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                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     April 13, 2001                     MIRANT CORPORATION



                                             By    /s/ JAMES A. WARD
                                                  ------------------------------
                                                  James A. Ward
                                                  Senior Vice President, Finance
                                                  And Accounting
                                                  (Principal Accounting Officer)